                                                                  EXHIBIT 99.1



                         [KULICKE & SOFFA LETTERHEAD]


             KULICKE & SOFFA REPORTS SECOND QUARTER 2002 RESULTS


A CONFERENCE CALL TO DISCUSS THESE RESULTS WILL BE HELD TODAY BEGINNING AT 9:00 AM EDT. INTERESTED PARTICIPANTS MAY CALL 973-872-3462 FOR THE TELECONFERENCE OR LOG ON TO WWW.KNS.COM FOR THE AUDIO FEED. A REPLAY WILL BE AVAILABLE BEGINNING APPROXIMATELY ONE HOUR AFTER THE CONCLUSION OF THE CALL AND ENDING AT 6:00 P.M. ON THURSDAY, APRIL 25, 2002 AND CAN BE ACCESSED AT 877-519-4471 OR 973-341-3080 (ENTER CODE 3203625), OR BY LOGGING ON TO THE
SAME WEBSITE ADDRESS.

Willow Grove, PA--April 18, 2002--Kulicke & Soffa Industries, Inc. (Nasdaq:
KLIC) today announced financial results for its second quarter of fiscal year 2002 ended March 31, 2002.

Revenue for the second fiscal quarter ended March 31, 2002 was $106.9 million compared to revenue for the quarter ended March 31, 2001 of $149.4 million. The net loss for the second quarter of fiscal 2002 was $43.6 million or a loss of $0.89 per share versus a net loss of $11.7 million or a loss of $0.24 per share in the second quarter of fiscal 2001.

Financial results for the quarter ended March 31, 2002 included charges of $29.5 million, comprised of the following: an inventory write-off of $13.3 million, $5.2 million of which is associated with the discontinuance of a product; resizing costs of $11.3 million associated with the previously announced functional reorganization and the relocation of manufacturing facilities to Asia; and asset impairment charges of $4.9 million.

Net bookings for the second fiscal quarter ended March 31, 2002 were $126.0 million, up 27% compared to the $99.0 million recorded in the first fiscal quarter ended December 31, 2001. Backlog increased by 43% from $44.0 million at December 31, 2001 to $63.0 million at March 31, 2002.

For the six months ended March 31, 2002, revenue was $210.1 million compared to revenue for the six months ended March 31, 2001 of $302.9 million. The net loss for the six months ended March 31, 2002 was $61.0 million or a loss per share of $1.24 compared to a net loss of $31.9 million or a loss of $0.65 per share for the same period last year.

C. Scott Kulicke, chairman and chief executive officer, commented, "The worst of this severe business cycle appears to be behind us, with recent business activity being markedly robust. Many of the one-time charges recorded this quarter were associated with our strategy to reduce our longer term cost structure which will position K&S for the upturn. Our China initiative is well underway and we began shipment of our newest automatic ball bonder, the Maxum, this month. Recent ordering patterns have been quite encouraging leading us to be more optimistic about a cyclical recovery."

He continued, "Our outlook for the quarter ending June 30 is a revenue range of $130 to $140 million."

Kulicke & Soffa is the world's leading supplier of semiconductor interconnect equipment, materials and technology. Chip and wire solutions combine wafer dicing and wire bonding equipment with saw blades, die collets, wire and capillaries. Flip chip solutions include wafer bumping technology and Ultravia(TM) high density substrates. Chip scale and wafer level packaging solutions include Ultra CSP(R) technology. Test interconnect solutions include standard and vertical probe cards, ATE interface assemblies and ATE boards for wafer testing, and test sockets and contactors for all types of packages. Kulicke & Soffa's web site address is www.kns.com.


Caution Concerning Forward Looking Statements

This press release contains forward-looking statements which are found in various places throughout the press release. While these forward-looking statements represent our judgments and future expectations concerning the development of our business, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to, those listed or discussed in Kulicke & Soffa Industries' 2001 Annual Report on Form 10-K and: the risk that anticipated orders may not materialize or that orders received may be postponed or canceled, generally without charges; the volatility in the demand for semiconductors and our products and services; acts of terrorism and violence; overall global economic conditions; risks, such as changes in trade regulations, currency fluctuations, political instability and war, associated with a substantial foreign customer and supplier base and substantial foreign manufacturing operations; potential instability in foreign capital markets; the risk of failure to successfully manage our expanding and more diverse operations; and other key factors that could adversely affect our businesses and financial performance contained in past and future filings and reports, including those with the SEC. Kulicke & Soffa Industries is under no obligation to (and expressly disclaims any such obligations to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

                                    # # #


Company Contact: Nancy R. Kyle; 215-784-6436 phone; 215-784-6167 fax; nkyle@kns.com

                       KULICKE & SOFFA INDUSTRIES, INC.
                     CONSOLIDATED STATEMENT OF OPERATIONS
              (IN THOUSANDS, EXCEPT PER SHARE AND EMPLOYEE DATA)
                                 (UNAUDITED)


                                                                    THREE MONTHS ENDED              SIX MONTHS ENDED
                                                                        MARCH 31,                      MARCH 31,
                                                                ---------------------------    ---------------------------
                                                                   2001         2002 (1)          2001          2002 (1)
                                                                ------------   ------------    ------------    -----------
  Net revenue                                                      $149,425       $106,917        $302,854       $210,072

  Cost of sales                                                     107,404         96,285         207,229        174,053
                                                                ------------   ------------    ------------    -----------

  Gross profit                                                       42,021         10,632          95,625         36,019
                                                                ------------   ------------    ------------    -----------

  Selling, general and administrative                                39,681         35,409          75,021         66,923
  Research and development, net                                      18,472         13,030          36,065         25,954
  Resizing                                                            1,709         11,283           1,709         11,283
  Asset Impairment                                                        -          4,890               -          4,890
  Amortization of goodwill and intangibles                            6,717          2,481           9,318          4,962
  Purchased in-process research and development                           -              -          11,709              -
                                                                ------------   ------------    ------------    -----------

  Loss from operations                                              (24,558)       (56,461)        (38,197)       (77,993)

  Interest, net                                                      (1,656)        (3,342)           (420)        (6,750)
  Other income                                                        8,016              -           8,016              -
                                                                ------------   ------------    ------------    -----------

  Loss before income taxes                                          (18,198)       (59,803)        (30,601)       (84,743)

  Benefit for income taxes                                           (6,418)       (16,244)         (6,580)       (23,725)
                                                                ------------   ------------    ------------    -----------

  Loss before minority interest and cumulative
    effect of change in accounting principle                        (11,780)       (43,559)        (24,021)       (61,018)

  Cumulative effect of change in accounting
    principle, net of tax                                                 -              -          (8,163)             -

  Minority interest in net loss of joint venture                         86              4             328             10
                                                                ------------   ------------    ------------    -----------

  Net loss                                                        $ (11,694)     $ (43,555)      $ (31,856)     $ (61,008)
                                                                ============   ============    ============    ===========

  Net loss excluding cumulative
    effect of change in accounting principle per share:
      Basic                                                         $ (0.24)       $ (0.89)        $ (0.48)       $ (1.24)
                                                                ============   ============    ============    ===========
      Diluted                                                       $ (0.24)       $ (0.89)        $ (0.48)       $ (1.24)
                                                                ============   ============    ============    ===========

  Cumulative effect of change in accounting
    principle, net of tax per share:
      Basic                                                             $ -            $ -         $ (0.17)           $ -
                                                                ============   ============    ============    ===========
      Diluted                                                           $ -            $ -         $ (0.17)           $ -
                                                                ============   ============    ============    ===========

  Net loss per share:
      Basic                                                         $ (0.24)       $ (0.89)        $ (0.65)       $ (1.24)
                                                                ============   ============    ============    ===========
      Diluted                                                       $ (0.24)       $ (0.89)        $ (0.65)       $ (1.24)
                                                                ============   ============    ============    ===========

  Weighted average shares outstanding
      Basic                                                          48,797         49,137          48,773         49,081
      Diluted                                                        48,797         49,137          48,773         49,081

                                                                                                       MARCH 31,
                                                                                               ---------------------------
  Additional financial data:                                                                      2001            2002
                                                                                               ------------    -----------

  Backlog of orders                                                                               $114,000        $63,000

  Number of employees                                                                                3,946          3,541

  (1)  Reflects the adoption of SFAS 142 "Goodwill and Other Intangible Assets"

                       KULICKE & SOFFA INDUSTRIES, INC.
                          CONSOLIDATED BALANCE SHEET
                                (IN THOUSANDS)



                                                                                  (UNAUDITED)
                                                               SEPTEMBER 30,       MARCH 31,
                                                                   2001               2002
                                                              ----------------   ---------------
                                             ASSETS
  CURRENT ASSETS
  Cash and cash equivalents                                         $ 155,036         $ 126,332
  Short-term investments                                               47,892            39,775
  Accounts and notes receivable (less allowance for doubtful
    accounts: 9/30/01 - $6,242; 3/31/02 - $6,245                       79,305            75,470
  Inventories, net                                                     74,364            53,354
  Prepaid expenses and other current assets                             9,013            12,121
  Deferred income taxes                                                15,282            17,061
                                                              ----------------   ---------------

    TOTAL CURRENT ASSETS                                              380,892           324,113

  Property, plant and equipment, net                                  127,952           117,731
  Intangible assets, (net of accumulated amortization:
    9/30/01 - $9,416; 3/31/02 - $14,378)                              103,525            81,500
  Goodwill                                                            150,474           167,655
  Other assets                                                         14,583            32,967
                                                              ----------------   ---------------

    TOTAL ASSETS                                                    $ 777,426         $ 723,966
                                                              ================   ===============

                              LIABILITIES AND SHAREHOLDERS' EQUITY

  CURRENT LIABILITIES
  Debt due within one year                                              $ 753             $ 746
  Accounts payable                                                     51,420            62,500
  Accrued expenses                                                     48,965            49,894
  Income taxes payable                                                 14,399            14,970
                                                              ----------------   ---------------

    TOTAL CURRENT LIABILITIES                                         115,537           128,110

  Long term debt                                                      301,511           301,025
  Other liabilities                                                    13,736            13,943
  Deferred taxes                                                        8,054                 -
  Minority interest                                                        41                31
                                                              ----------------   ---------------

    TOTAL LIABILITIES                                                 438,879           443,109
                                                              ----------------   ---------------

  SHAREHOLDERS' EQUITY
  Common stock, without par value                                     193,058           198,170
  Retained earnings                                                   155,012            94,004
  Accumulated other comprehensive loss                                 (9,523)          (11,317)
                                                              ----------------   ---------------

    TOTAL SHAREHOLDERS' EQUITY                                        338,547           280,857
                                                              ----------------   ---------------
    TOTAL LIABILITIES AND
        SHAREHOLDERS' EQUITY                                        $ 777,426         $ 723,966
                                                              ================   ===============

                       KULICKE & SOFFA INDUSTRIES, INC.
                    OPERATING RESULTS BY BUSINESS SEGMENT
                                (IN THOUSANDS)
                                 (UNAUDITED)



   FISCAL 2002:
                                                                    PACKAGING   ADVANCED
                                                       EQUIPMENT    MATERIALS   PACKAGING      TEST
   QUARTER ENDED MARCH 31, 2002:                        SEGMENT      SEGMENT     SEGMENT     SEGMENT   CORPORATE   CONSOLIDATED
                                                 ------------------------------------------------------------------------------
   Net revenue                                         $ 37,216    $ 35,408     $ 5,688     $ 28,605         $ -     $ 106,917
   Cost of sales                                         43,938      27,545       6,444       18,358           -        96,285
                                                 ------------------------------------------------------------------------------
   Gross profit                                          (6,722)      7,863        (756)      10,247           -        10,632
   Operating costs                                       22,106       5,973       5,125       13,762       3,954        50,920
   Resizing costs                                         6,064         736       1,104        2,796         583        11,283
   Asset impairment                                       2,165       1,480           -        1,245           -         4,890
                                                 ------------------------------------------------------------------------------
   Income (loss) from operations                      $ (37,057)     $ (326)   $ (6,985)    $ (7,556)   $ (4,537)    $ (56,461)
                                                 ==============================================================================

   SIX MONTHS ENDED MARCH 31, 2002:

   Net revenue                                         $ 72,900    $ 69,523    $ 12,228     $ 55,421         $ -     $ 210,072
   Cost of sales                                         70,541      53,765      13,001       36,746           -       174,053
                                                 ------------------------------------------------------------------------------
   Gross profit                                           2,359      15,758        (773)      18,675           -        36,019
   Operating costs                                       41,564      12,209      10,700       25,968       7,398        97,839
   Resizing costs                                         6,064         736       1,104        2,796         583        11,283
   Asset impairment                                       2,165       1,480           -        1,245           -         4,890
                                                 ------------------------------------------------------------------------------
   Income (loss) from operations                      $ (47,434)    $ 1,333   $ (12,577)   $ (11,334)   $ (7,981)    $ (77,993)
                                                 ==============================================================================


   FISCAL 2001:
                                                                    PACKAGING   ADVANCED
                                                       EQUIPMENT    MATERIALS   PACKAGING      TEST
   QUARTER ENDED MARCH 31, 2001:                        SEGMENT      SEGMENT     SEGMENT     SEGMENT   CORPORATE   CONSOLIDATED
                                                 ------------------------------------------------------------------------------

   Net revenue                                         $ 57,529    $ 39,932     $ 9,380     $ 42,584         $ -     $ 149,425
   Cost of sales                                         41,839      28,733       8,441       28,391           -       107,404
                                                 ------------------------------------------------------------------------------
   Gross profit                                          15,690      11,199         939       14,193           -        42,021
   Operating costs                                       28,852       7,896       6,796       17,204       4,122        64,870
   Resizing costs                                         1,424         254           -            -          31         1,709
                                                 ------------------------------------------------------------------------------
   Income (loss) from operations                      $ (14,586)    $ 3,049    $ (5,857)    $ (3,011)   $ (4,153)    $ (24,558)
                                                 ==============================================================================

   SIX MONTHS ENDED MARCH 31, 2001:

   Net revenue                                        $ 140,171    $ 88,139    $ 17,661     $ 56,883         $ -     $ 302,854
   Cost of sales                                         88,360      63,224      16,469       39,176           -       207,229
                                                 ------------------------------------------------------------------------------
   Gross profit                                          51,811      24,915       1,192       17,707           -        95,625
   Operating costs                                       60,363      16,152      13,295       22,857       7,737       120,404
   Resizing costs                                         1,424         254           -            -          31         1,709
   Purchased in-process research and development              -           -           -       11,709           -        11,709
                                                 ------------------------------------------------------------------------------
   Income (loss) from operations                       $ (9,976)    $ 8,509   $ (12,103)   $ (16,859)   $ (7,768)    $ (38,197)
                                                 ==============================================================================